Defiance Hotel, Airline, and Cruise ETF
Schedule of Investments
September 30, 2024 (Unaudited)

COMMON STOCKS - 98.2%	Shares	Value
Consumer Discretionary - 47.9%(a)
Accor SA	10,396	$452,494
Atour Lifestyle Holdings, Ltd. - ADR	6,578	170,633
Carnival Corporation (b)	66,147	1,222,397
Choice Hotels International, Inc. (c)	1,565	203,919
H World Group, Ltd. - ADR	13,298	494,686
Hanjin Kal Corporation	2,529	159,549
Hilton Worldwide Holdings, Inc.	8,161	1,881,110
Hyatt Hotels Corporation - Class A (c)	1,630	248,086
InterContinental Hotels Group PLC - ADR (c)	8,542	943,806
Kyoritsu Maintenance Company, Ltd.	7,100	119,227
Marriott International, Inc. - Class A	7,596	1,888,366
Minor International PCL - NVDR	317,500	278,747
Norwegian Cruise Line Holdings, Ltd. (b)	27,784	569,850
Resorttrust, Inc.	8,700	174,924
Royal Caribbean Cruises, Ltd.	10,016	1,776,438
Shangri-La Asia, Ltd.	180,000	130,698
Whitbread PLC	11,172	469,646
Wyndham Hotels & Resorts, Inc.	4,180	326,625
		11,511,201

Industrials - 41.0%(a)
Air Canada (b)	16,736	203,045
Air China, Ltd. - H-Shares (b)	242,000	135,215
Air France-KLM (b)(c)	14,502	145,955
Alaska Air Group, Inc. (b)	8,002	361,770
American Airlines Group, Inc. (b)(c)	39,555	444,598
ANA Holdings, Inc.	14,000	300,378
Cathay Pacific Airways, Ltd.	117,000	125,774
China Airlines, Ltd.	292,000	198,379
Copa Holdings SA - Class A	1,620	152,021
Delta Air Lines, Inc. (c)	36,095	1,833,265
Deutsche Lufthansa AG	48,979	359,681
easyJet PLC	34,475	240,463
Eva Airways Corporation	229,000	271,357
International Consolidated Airlines Group SA	188,644	520,444
Japan Airlines Company, Ltd. (c)	13,400	235,840
JetBlue Airways Corporation (b)	21,702	142,365
Korean Air Lines Company, Ltd.	15,986	275,663
Norwegian Air Shuttle ASA (b)	98,532	121,240
Qantas Airways, Ltd. (b)	64,840	333,772
Ryanair Holdings PLC - ADR (c)	20,483	925,399
Singapore Airlines, Ltd.	108,500	575,507
SkyWest, Inc. (b)	2,301	195,631
Southwest Airlines Company (c)	23,646	700,631
United Airlines Holdings, Inc. (b)	16,294	929,736
Wizz Air Holdings PLC (b)(d)	6,229	121,151
		9,849,280

Real Estate - 9.3%
Apple Hospitality REIT, Inc.	13,130	194,980
DiamondRock Hospitality Company	13,487	117,742
Host Hotels & Resorts, Inc. (c)	35,424	623,462
Invincible Investment Corporation	554	240,516
Japan Hotel REIT Investment Corporation	366	182,949
Park Hotels & Resorts, Inc. (c)	13,125	185,062
Pebblebrook Hotel Trust	6,641	87,860
RLJ Lodging Trust	12,464	114,420
Ryman Hospitality Properties, Inc.	3,391	363,651
Sunstone Hotel Investors, Inc.	13,415	138,443
		2,249,085
TOTAL COMMON STOCKS (Cost $22,181,563)		23,609,566

SHORT-TERM INVESTMENTS - 16.3%
Investments Purchased with Proceeds from Securities Lending - 15.8%	Units
Mount Vernon Liquid Assets Portfolio, LLC, 5.50% (e)	3,812,551	3,812,551

Money Market Funds - 0.5%	Shares
First American Government Obligations Fund - Class X, 4.82% (e)	111,910	111,910
TOTAL SHORT-TERM INVESTMENTS (Cost $3,924,461)		3,924,461

TOTAL INVESTMENTS - 114.5% (Cost $26,106,024)		27,534,027
Liabilities in Excess of Other Assets - (14.5)%		(3,485,393)
TOTAL NET ASSETS - 100.0%		$24,048,634

Percentages are stated as a percent of net assets.

The Global Industry Classification Standard ("GICS®") was developed by and/or is the exclusive property of MSCI, Inc. ("MSCI") and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

ADR - American Depositary Receipt
AG - Aktiengesellschaft
ASA - Advanced Subscription Agreement KLM – Koninklijke Luchtvaart Maatschappij
NVDR - Non-Voting Depositary Receipt PCL – Public Company Limited
PLC - Public Limited Company
SA - Sociedad Anónima

(a)
To the extent that the Fund invests more heavily in a particular industry or sector of the economy, its performance will be especially sensitive to developments that significantly affect those industries or sectors.

(b)	Non-income producing security.
(c)	All or a portion of this security is on loan as of September 30, 2024. The total market value of these securities was $3,114,434 which represented 13.0% of net assets.
(d)
Security is exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration to qualified institutional investors. As of September 30, 2024, the value of these securities total $121,151 or 0.5% of the Fund’s net assets.

(e)	The rate shown represents the 7-day annualized effective yield as of September 30, 2024.

Summary of Fair Value Disclosure as of September 30, 2024 (Unaudited)

Defiance Hotel, Airline, and Cruise ETF has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of September 30, 2024:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$23,609,566	$–	$–	$23,609,566
Money Market Funds	111,910	–	–	111,910
Investments Purchased with Proceeds from Securities Lending(a)	–	–	–	3,812,551
Total Investments	$23,721,476	$–	$–	$27,534,027

Refer to the Schedule of Investments for further disaggregation of investment categories.

(a)
Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts listed in the Schedule of Investments.